3. Summary of Significant Accounting Policies: (n) Loss Per Share (Policies)	12 Months Ended
Jun. 30, 2023
Policies
(n) Loss Per Share

(n)Loss Per Share

Basic loss per share is computed by dividing the net loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is calculated by the treasury stock method. Under the treasury stock method, the weighted average number of common shares outstanding for the calculation of diluted (loss) earnings per share assumes that the proceeds to be received on the exercise of dilutive share options and warrants are used to repurchase common shares at the average market price during the period.